--------------------------------------------------------------------------------


-----------------
BERGSTROM
CAPITAL
CORPORATION
-----------------


1995 ANNUAL REPORT




Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Seattle, Washington
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California

--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. On or about February 1 following the end of such year the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. For the years 1980 through 1984, 1986, 1987, 1989, 1991, 1992, 1993 and 1994, the Company
retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.
  For the year 1995 the Company has retained a portion of the net long-term capital gains realized ($6.57985 per share) and has paid the federal income tax thereon ($2.30295 per share) on behalf of its stockholders of record on December 31, 1995. The Company has sent Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31, 1995. If you owned shares on December 31, 1995 registered in the name of a broker or nominee you should contact the broker or nominee for your copies of Form 2439 which they are required to send to you.
  The portion of the net long-term capital gains realized during the year 1995 which was not retained was distributed as a part of the dividend paid on December 4, 1995.
  A Form 1099 was mailed in January 1996 to all stockholders of record on the dividend record date in 1995 setting forth the specific amounts to be included in their 1995 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 1995

                                         DIVIDEND        DIVIDEND FROM
                                           FROM          NET LONG-TERM        TOTAL
                                         1995 NET        CAPITAL GAINS       PAYMENTS
                          PAYMENT       INVESTMENT        REALIZED IN          PER
         RECORD DATE       DATE           INCOME             1995             SHARE
         -----------      -------       ----------       -------------       --------
         11-16-95         12-4-95         $1.33*             $3.67            $5.00
                                          ======             =====            =====

             * Includes short-term capital gain of $.32 per share.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

505 Madison Street, Suite 220
Seattle, Washington 98104

January 29, 1996

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During The Year 1995 in this report regarding the retention of net long-term capital gains realized in 1995 and details of the dividend paid in 1995. No predictions can be made as to the amounts of future dividends since the amount of dividends paid is necessarily dependent on the Company's future net investment income and other factors.

  During the year 1995 the Company's net assets increased from $114,680,269 to $149,357,224 which is an increase of $34,676,955. This increase in net assets is after payment by the Company of $5,850,500 in dividends ($5.00 per share on December 4, 1995). This increase is also after the repurchase of stock during the year 1995 for $5,164,844. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $45,692,299 which was composed of net investment income of $1,185,532, realized gain from the sale of investments of $9,642,002 (after deducting $2,679,941 in income taxes paid on behalf of stockholders), and an increase in unrealized appreciation of $34,864,765.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $94.56 on December 31, 1994 to $128.35 on December 31, 1995. After adjustment for the dividends and the federal in-come tax on net long-term capital gains retained, which tax was paid on behalf of the Company's stockholders, the per share net asset value increased 43.5%. The Company's performance for the year 1995 was affected by the increase in the value of the Company's investment in the securities of Amgen, Inc. Exclud-ing the value of the Company's investment in the securities of Amgen, Inc., the per share net asset value increased 29.2% during the year 1995. During the same period the Dow Jones Industrial Average, adjusted for dividends, in-creased 36.9% and the Standard & Poor's 500 Stock Average, adjusted for divi-dends, increased 37.5%. The per share net asset value on Friday, January 26, 1996 was $127.58.

  The value of the Company's investment in securities of Amgen, Inc. has in-creased since the date of acquisition relative to the Company's other assets, causing the Amgen, Inc. securities to account for 25.8% of the Company's total assets on December 31, 1995. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry. To help reduce this risk, the Company has been selling shares of Amgen, Inc. since the third quar-ter of 1992. On September 30, 1992 the Company owned 1,240,000 shares of Amgen, Inc. (as adjusted for the 2 for 1 stock split on August 16, 1995). On December 31, 1995 the Company owned 660,000 shares of Amgen, Inc. This is a reduction of 46.8% since September 30, 1992.

  On October 29, 1987 the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 83,700 shares of its capi-tal stock at market prices not in excess of the then current net asset value per share. During the first half of 1995 the Company purchased the remaining 300 shares of its capital stock under this authorization.

  On January 24, 1994 the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 62,500 shares of its capi-tal stock at market prices not in excess of the then current net asset value per share. This authorization is in addition to the 1987 authorization dis-cussed above. During the year 1995 the Company purchased 48,800 shares of its capital stock under this authorization. As of December 31, 1995 the Company had 13,700 shares remaining under this authorization.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  During the year 1995 the Company had total interest and dividend income of $2,293,547 as compared to $2,442,567 for the year 1994 for a decrease of $149,020. During the year 1995 operating expenses were $1,108,015 which is a $146,381 increase from $961,634 for the year 1994. The resulting net invest-ment income of $1,185,532 for the year 1995 is a decrease from $1,480,933 for the year 1994. This resulted in a decrease to $.99 per share versus $1.22 per share.

  During the fourth quarter the following changes were made in the Company's portfolio of common stocks and convertible securities.

SHARES PURCHASED OR ACQUIRED

  15,000 Air Touch Communications, Inc.
  12,000 Alco Standard Corp. (1)
  16,800 Allergan, Inc.
   1,000 Barnes & Noble, Inc.
   4,000 Block (H&R), Inc.
 127,500 Boole & Babbage, Inc. (2)
   3,500 Cabletron Systems, Inc.
   7,100 Cooper and Chyan Technology
   2,900 Donaldson Lufkin & Jenrette
   9,000 Dreyers Grand Ice Cream, Inc.
  13,940 Lilly Eli & Co. (3)
  14,000 Ericsson L M Tel Co ADR
   2,900 Estee Lauder
  30,000 Federated Department Stores, Inc.
  25,840 Fritz Companies, Inc. (4)
   6,000 Grace (W.R.) & Co.
  18,000 Hannaford Bros. Co.
   5,000 Hewlett Packard Co.
   2,000 Host Marriott Corp.
   4,000 International Business Machines
   5,000 Johnson & Johnson
  11,700 Kimberly Clark Corp. (5)
  21,000 Loral Corp. (6)
  83,322 Manpower, Inc. (7)
   3,000 Microsoft Corp.
   6,000 PMI Group, Inc.
   5,000 Pepsico, Inc.
  12,000 Pharmacia & Upjohn, Inc.
   1,517 RCM Growth Equity Fund, Inc. (8)
   8,250 RPM, Inc. Ohio (9)
   8,000 SGS Thomson Microelectronics
  10,000 Snap-On, Inc.
   3,000 Vodafone Group PLC Sponsored ADR

SHARES OR PRINCIPAL AMOUNT SOLD

     3,000 Abbott Laboratories
    14,000 Alco Standard Corp. (1)
    11,000 Amoco Corporation
     5,000 Barnes & Noble, Inc.
    15,000 CBS, Inc.
     8,000 Coca-Cola Bottling Co. Consolidated
     7,100 Cooper and Chyan Technology
       600 Disney (Walt) Co.
     2,900 Donaldson Lufkin & Jenrette
    25,000 Ericsson L M Tel Co ADR Rights, Expiring 10/26/95
     2,900 Estee Lauder
     5,638 Guidant Corp.
     5,000 Hewlett Packard Co.
    22,000 Hormel Foods Corp.
 1,500,000 Manpower, Inc., 6.25% Conv. Sub. Deb. due 10/01/2002 (7)
     2,000 Manpower, Inc. (7)
    56,000 RPM, Inc Ohio (9)
    20,000 SBC Communications, Inc.
    15,000 Scott Paper Co. (5)
     8,000 Smithkline Beecham Units-ADR
     7,000 Talbots, Inc.

   (1)  Received 12,000 shares as 2 for 1 split and then sold 14,000 shares.
   (2)  Received as a 3 for 2 split.
   (3)  Received as a 2 for 1 split.
   (4)  Received as a 2 for 1 split.
   (5) 11,700 shares of Kimberly Clark Corp. were received in exchange for 15,000 shares of Scott Paper Co. in a merger.
   (6)  Received as a 2 for 1 split.
   (7) Purchased 2,000 shares and then exchanged $1,500,000 Manpower, Inc., 6.25% Conv. Sub. Deb. due 10/01/2002 for 81,322 shares of Manpower, Inc. common stock and then sold 2,000 shares.
   (8)  Received under a dividend reinvestment program.
   (9) Sold 39,000 shares and then received 8,250 shares as a 5 for 4 split and then sold 17,000 shares.

   Note--The cost basis of Convertible Holdings, Inc. Capital Shares was in-creased by $144,685 for the long-term capital gains retained less the federal income tax paid thereon.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  RCM Capital Management ("RCM"), one of the Company's subadvisers, has agreed to be acquired by Dresdner Bank AG, a German bank. RCM has informed the Com-pany that RCM's day-to-day operations will not be affected by the acquisition and that the individuals who are primarily responsible for the management of the RCM portion of the Company's portfolio will remain the same. The transac-tion is currently expected to close in mid-1996 and is subject to a number of contingencies. The Company intends to seek Board of Directors and stockholder approval of a new management agreement with RCM prior to the closing of the transaction.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a pro-gram would not be commensurate with the benefit. The Company's policy of re-taining all or a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Ex-change and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons and each Monday in the Wall Street Journal, the New York Times and certain other publications under "Closed-End Funds."

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:
 Investments, at value (see accompanying schedule) (Note 1):
  Short-term investments (cost $4,059,744)                       $  4,059,744
  Common stocks (cost $72,375,038)                                147,636,825
                                                                 ------------
   TOTAL INVESTMENTS (cost $76,434,782)                           151,696,569
  Cash                                                                  5,939
  Receivable for securities sold                                      145,560
  Interest and dividends receivable                                   258,801
  Other assets                                                          7,806
                                                                 ------------
   TOTAL ASSETS                                                   152,114,675
                                                                 ------------
LIABILITIES:
 Advisory fee payable (Note 5)                                         73,268
 Payable for securities purchased                                      65,996
 Federal income tax payable (Note 2)                                2,602,034
 Other accrued expenses                                                16,153
                                                                 ------------
   TOTAL LIABILITIES                                                2,757,451
                                                                 ------------
NET ASSETS applicable to 1,163,700 outstanding shares of capi-
 tal stock equivalent to $128.35 per share on December 31, 1995
 (Note 3)                                                        $149,357,224
                                                                 ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED DECEMBER 31
                                                       1995          1994
OPERATIONS:
 Net investment income                             $  1,185,532  $  1,480,933
 Realized gain on investments                         9,642,002     7,397,310
 Increase (decrease) in unrealized appreciation      34,864,765    (4,741,339)
                                                   ------------  ------------
 Net increase in net assets resulting from opera-
  tions                                              45,692,299     4,136,904
DIVIDENDS TO STOCKHOLDERS ($5.00 PER SHARE--1995;
 $4.00 PER SHARE--1994)                              (5,850,500)   (4,851,200)
COST OF SHARES OF BERGSTROM CAPITAL CORPORATION
 STOCK
 PURCHASED (49,100 SHARES--1995; 24,300 SHARES--
 1994)                                               (5,164,844)   (2,209,148)
                                                   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              34,676,955    (2,923,444)
NET ASSETS, BEGINNING OF PERIOD                     114,680,269   117,603,713
                                                   ------------  ------------
NET ASSETS, END OF PERIOD                          $149,357,224  $114,680,269
                                                   ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
 Interest                                                        $   649,273
 Dividends                                                         1,644,274
                                                                 -----------
   TOTAL INCOME                                                    2,293,547
                                                                 -----------
EXPENSES:
 Advisory fees (Note 5)                                              800,692
 Legal fees                                                          104,507
 Auditing fees                                                        42,900
 Stockholders' meeting and reports                                    14,037
 Transfer agent fees and expenses                                     35,317
 Custodian fees                                                       33,118
 Directors' fees and expenses                                         38,095
 Fee for shares listed on American Stock Exchange                      7,000
 State and other taxes                                                16,654
 Other                                                                15,695
                                                                 -----------
   TOTAL EXPENSES                                                  1,108,015
                                                                 -----------
NET INVESTMENT INCOME ($.99 PER SHARE) (NOTES 2 AND
 8)                                                                1,185,532
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sales                                $41,249,053
  Cost of securities sold                             28,927,110
                                                     -----------
   Realized gain before provision for income taxes                12,321,943
   Provision for income taxes (Note 2)                             2,679,941
                                                                 -----------
    Realized gain on investments (Notes 2 and 4)                   9,642,002
 Unrealized appreciation of investments:
  Beginning of period                                 40,397,022
  End of period                                       75,261,787
                                                     -----------
    Increase in unrealized appreciation                           34,864,765
                                                                 -----------
NET GAIN ON INVESTMENTS ($37.16 PER SHARE) (NOTES 2
 AND 8)                                                           44,506,767
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS                                                           $45,692,299
                                                                 ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
December 31, 1995

 SHARES OR PRINCIPAL AMOUNT                              COST        VALUE
             SHORT-TERM INVESTMENTS (2.7%):
 $ 2,062,000 State Street Bank and Trust Company,
             4.75% Euro-Dollar Deposit due 1/02/96    $ 2,062,000 $  2,062,000
   2,000,000 General Motors Acceptance Corp., 5.80%
             Note due 1/08/96                           1,997,744    1,997,744
 -----------                                          ----------- ------------
 $ 4,062,000  TOTAL -- SHORT-TERM INVESTMENTS           4,059,744    4,059,744
 ===========                                          ----------- ------------
             COMMON STOCKS (97.3%):
             ADVERTISING (0.8%):
      27,500 Interpublic Group Of Companies, Inc.         851,484    1,192,812
                                                      ----------- ------------
             AEROSPACE AND DEFENSE (1.4%):
      42,000 Loral Corp.                                  826,773    1,485,750
      10,000 Sundstrand Corp.                             505,395      703,750
                                                      ----------- ------------
                                                        1,332,168    2,189,500
                                                      ----------- ------------
             BANKS (2.2%):
      23,000 Comerica, Inc.                               744,004      920,000
      30,000 Morgan (J.P.) & Co., Inc.                  2,024,651    2,407,500
                                                      ----------- ------------
                                                        2,768,655    3,327,500
                                                      ----------- ------------
             BEVERAGES (2.4%):
      40,000 Coca-Cola Co.                                107,495    2,970,000
      11,000 Pepsico, Inc.                                554,900      614,625
                                                      ----------- ------------
                                                          662,395    3,584,625
                                                      ----------- ------------
             BIOTECHNOLOGY (25.8%):
     660,000 Amgen, Inc. (B)                            3,448,169   39,187,500
                                                      ----------- ------------
             BUSINESS SERVICES (5.9%):
     185,000 ADT Limited (B)                            1,809,792    2,775,000
      10,000 Alco Standard Corp.                          130,300      456,250
      18,000 Danka Business Systems PLC Sponsored
             ADR                                          491,529      666,000
     135,000 Huntingdon International Holdings plc-
             ADR                                          741,765      742,500
     131,322 Manpower, Inc.                             2,250,241    3,693,431
      17,000 Olsten Corp.                                 521,215      671,500
                                                      ----------- ------------
                                                        5,944,842    9,004,681
                                                      ----------- ------------
             CHEMICALS (0.8%):
      10,000 Air Products & Chemicals, Inc.               494,350      527,500
       6,000 Grace (W.R.) & Co.                           374,496      354,750
      24,250 RPM, Inc. Ohio                               334,003      400,125
                                                      ----------- ------------
                                                        1,202,849    1,282,375
                                                      ----------- ------------
             COMMUNICATION SYSTEMS (3.4%):
      15,000 Air Touch Communications, Inc. (B)           447,081      421,875
      28,000 GTE Corp.                                    961,930    1,228,500
      15,000 MCI Communications Corp.                     350,775      391,875
      45,000 SBC Communications, Inc.                     418,798    2,576,250
      17,000 Vodafone Group PLC Sponsored ADR             614,140      599,250
                                                      ----------- ------------
                                                        2,792,724    5,217,750
                                                      ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
             COMMON STOCKS-CONTINUED        COST       VALUE
             COMPUTERS AND
             INFORMATION (1.5%):
      14,000 Hewlett Packard Co.        $  1,074,189 $1,172,500
      12,000 International Business
             Machines                      1,087,868  1,096,500
                                        ------------ ----------
                                           2,162,057  2,269,000
                                        ------------ ----------
             CONSUMER DURABLES
             (0.8%):
      29,400 Harman International
             Industries, Inc. New          1,108,110  1,179,675
                                        ------------ ----------
             CONSUMER SERVICES
             (2.1%):
      78,000 Block (H&R), Inc.               909,876  3,159,000
                                        ------------ ----------
             COSMETICS/PERSONAL CARE
             (0.6%):
      12,000 Avon Products, Inc.             719,256    904,500
                                        ------------ ----------
             DIVERSIFIED TECHNOLOGY
             (0.7%):
      28,000 Nokia Corp. Sponsored
             ADR                             757,452  1,092,000
                                        ------------ ----------
             DRUGS AND HEALTH
             SUPPLIES (3.5%):
      19,000 Allergan, Inc.                  616,711    617,500
      18,000 Boston Scientific Corp.
             (B)                             325,080    886,500
      13,000 Forest Labs, Inc. (B)           557,561    588,250
      19,001 Guidant Corp.                   446,633    802,792
       5,000 Johnson & Johnson               426,550    427,500
      10,000 Merck & Co., Inc.               478,630    656,250
      12,000 Pharmacia & Upjohn, Inc.
             (B)                             423,720    465,000
      16,000 Smithkline Beecham
             Units-ADR                       574,832    884,000
                                        ------------ ----------
                                           3,849,717  5,327,792
                                        ------------ ----------
             ELECTRICAL COMPONENTS
             (2.2%):
      11,000 Emerson Electric Co.            307,904    899,250
      17,000 Grainger (W.W.), Inc.           686,425  1,126,250
      18,900 Hubbell, Inc. Class B           995,572  1,242,675
      69,000 Micro-Metrics, Inc.
             (A,B,C)                         227,700     25,000
                                        ------------ ----------
                                           2,217,601  3,293,175
                                        ------------ ----------
             ELECTRONICS/NEW
             TECHNOLOGY (1.5%):
       3,500 Cabletron Systems, Inc.
             (B)                             266,770    283,500
      39,000 Ericsson L M Tel Co ADR         789,900    760,500
      15,000 Intel Corp.                     896,809    851,250
       8,000 SGS Thomson
             Microelectronics (B)            343,342    322,000
                                        ------------ ----------
                                           2,296,821  2,217,250
                                        ------------ ----------
             FINANCIAL SERVICES,
             DIVERSIFIED (0.6%):
       7,000 American Express Co.            231,420    289,625
       5,000 Federal National
             Mortgage Association            490,549    619,375
                                        ------------ ----------
                                             721,969    909,000
                                        ------------ ----------
             FOOD/FOOD PROCESSING
             (1.2%):
       9,000 Dreyers Grand Ice Cream,
             Inc.                            281,117    299,250
      55,000 Eskimo Pie Corporation          981,063  1,003,750
      18,000 Sara Lee Corporation            476,469    576,000
                                        ------------ ----------
                                           1,738,649  1,879,000
                                        ------------ ----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
         COMMON STOCKS-CONTINUED                        COST      VALUE
         HARDWARE AND TOOLS (0.3%):
  10,000 Snap-On, Inc.                               $  421,687 $  452,500
                                                     ---------- ----------
         HOUSEHOLD PRODUCTS (DURABLE) (0.7%):
  41,000 Newell Co.                                     864,047  1,060,875
                                                     ---------- ----------
         HOUSEHOLD PRODUCTS (NON-DURABLE) (2.2%):
  28,000 American Greetings Corp. Class A               826,221    773,500
  11,700 Kimberly Clark Corp.                           724,775    968,175
  19,000 Proctor & Gamble Co.                           906,015  1,577,000
                                                     ---------- ----------
                                                      2,457,011  3,318,675
                                                     ---------- ----------
         INSURANCE (1.6%):
  17,325 American International Group, Inc.             490,860  1,602,563
  18,000 PMI Group, Inc.                                818,585    814,500
                                                     ---------- ----------
                                                      1,309,445  2,417,063
                                                     ---------- ----------
         LODGING (1.2%):
  48,000 Marriott International, Inc.                 1,357,310  1,836,000
                                                     ---------- ----------
         MEDICAL SUPPLIES (3.3%):
  18,000 Abbott Laboratories                            635,148    749,250
 100,000 Baxter International, Inc.                     952,713  4,187,500
                                                     ---------- ----------
                                                      1,587,861  4,936,750
                                                     ---------- ----------
         OFFICE EQUIPMENT (0.7%):
   8,000 Xerox Corp.                                    845,314  1,096,000
                                                     ---------- ----------
         OIL, INTEGRATED MAJORS (0.5%):
   5,000 Royal Dutch Petroleum Company                  575,853    705,625
                                                     ---------- ----------
         OTHER RECREATION (0.9%):
  23,400 Disney (Walt) Co.                              891,571  1,377,675
                                                     ---------- ----------
         PHARMACEUTICALS (3.3%):
  16,000 Bristol-Myers Squibb Co.                       430,822  1,374,000
  27,880 Lilly Eli & Co.                                763,080  1,568,250
  14,000 Schering-Plough Corp.                          487,839    766,500
  14,000 Warner Lambert Co.                           1,122,972  1,359,750
                                                     ---------- ----------
                                                      2,804,713  5,068,500
                                                     ---------- ----------
         RECREATION--TOYS (1.6%):
  76,250 Mattel, Inc.                                 1,573,548  2,344,688
                                                     ---------- ----------
         RECREATION PRODUCTS (0.8%):
  19,000 Eastman Kodak Co.                              929,830  1,273,000
                                                     ---------- ----------
         REGULATED INVESTMENT COMPANIES (9.1%):
 390,000 The Adams Express Company                    7,318,253  7,215,000
 250,000 Convertible Holdings, Inc. Capital Shares    2,196,833  2,937,500
  60,000 General American Investors Company, Inc.       995,525  1,200,000
  10,816 RCM Growth Equity Fund, Inc.                 2,166,523  2,468,594
                                                     ---------- ----------
                                                     12,677,134 13,821,094
                                                     ---------- ----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
         COMMON STOCKS-CONTINUED                    COST        VALUE
         RESTAURANTS (2.5%):
  24,000 Host Marriott Corp.                     $   323,689 $    315,000
  76,000 McDonalds Corp.                           2,152,551    3,429,500
                                                 ----------- ------------
                                                   2,476,240    3,744,500
                                                 ----------- ------------
         RETAIL TRADE (1.6%):
  12,000 Barnes & Noble, Inc. (B)                    379,224      348,000
  25,000 Crown Books Corporation (B)                 309,500      306,250
  30,000 Federated Department Stores, Inc. (B)       822,693      817,500
  18,000 Hannaford Bros. Co.                         448,648      443,250
  24,000 Officemax (B)                               507,100      537,000
                                                 ----------- ------------
                                                   2,467,165    2,452,000
                                                 ----------- ------------
         SOFTWARE AND PROCESSING (8.2%):
  14,300 Automatic Data Processing, Inc.             627,398    1,061,775
 382,500 Boole & Babbage, Inc. (B)                   340,000    9,371,250
  17,000 General Motors Corp. Class E                648,108      884,000
  12,000 Microsoft Corp. (B)                         999,600    1,053,000
                                                 ----------- ------------
                                                   2,615,106   12,370,025
                                                 ----------- ------------
         TRANSPORTATION SERVICES (1.4%):
  51,680 Fritz Companies, Inc. (B)                 1,036,409    2,144,720
                                                 ----------- ------------
          TOTALS -- COMMON STOCKS                 72,375,038  147,636,825
                                                 ----------- ------------
          TOTALS -- INVESTMENTS                  $76,434,782 $151,696,569
                                                 =========== ============

(A) Company "affiliated" with the Corporation as defined in the Investment Company Act of 1940.
(B) Presently non dividend paying.
(C) Venture security.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities including the schedule of investments of Bergstrom Capital Corporation as of December 31, 1995 and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned at December 31, 1995 by corre-spondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bergstrom Capital Corporation at December 31, 1995 and the results of its operations and the changes in its net assets for the respective stated periods, in conformity with generally ac-cepted accounting principles.

/s/ Deloitte & Touche LLP
Seattle, Washington
January 29, 1996

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which ma-ture in sixty or less days from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equiva-lent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is exe-cuted). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and ex-penses during the reported period. Actual results could differ from those estimates.

NOTE 2--FEDERAL INCOME TAXES

  No provision has been made for federal taxes on net investment income be-cause the Corporation has elected to be taxed as a regulated investment com-pany under the Internal Revenue Code, and intends to maintain this qualifica-tion and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains real-ized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Reve-nue Code. After review by the Board of Directors during the year 1995, it was determined that a portion of the net long-term capital gains realized during the year 1995 should be retained by the Corporation and taxes thereon should be paid by the Corporation, and that the remainder of the net long-term capi-tal gains realized during the year 1995 should be distributed in 1995.

  For federal income tax purposes at December 31, 1995 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $75,834,443, the aggregate gross unrealized deprecia-tion for all securities in which there is an excess of tax cost over value is $572,656, the net unrealized appreciation is $75,261,787 and the aggregate cost of securities for federal income tax purposes is $76,434,782.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTE 3--CAPITAL STOCK

  At December 31, 1995 the issued and outstanding capital stock of the Corpo-ration consisted of 1,163,700 shares of $1 par value capital stock (1,505,462 shares are authorized) and capital paid in aggregated $25,380,516. During the year ended December 31, 1995, 49,100 shares of Bergstrom Capital Corporation stock were purchased from stockholders at an average discount of 12.9% from net asset value. These shares were retired and restored to the status of au-thorized but unissued shares.

  As of December 31, 1995 the Corporation was authorized to purchase, on the American Stock Exchange, up to 13,700 shares of its capital stock. Purchases will be made at market prices prevailing at the time of purchase, but in no event will purchases be made at prices in excess of the then current net asset value per share.

NOTE 4--SECURITIES

  During the year ended December 31, 1995, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, ag-gregated $36,842,003 and $41,249,053, respectively.

  The Company's investment in securities of the biotechnology industry as a whole accounted for 25.8% of the Company's total assets on December 31, 1995. The investment of a substantial percentage of the Company's assets in the se-curities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relat-ing to such issuer or industry.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

  The Corporation's advisory contract ("Contract") with Bergstrom Advisers, Inc. (the "Adviser"), wholly owned by a principal stockholder of the Corpora-tion, provides for an advisory fee which on an annual basis would amount to 3/4 of 1% of the first $50,000,000 of the Corporation's average net assets, plus 1/2 of 1% of the value of the average net assets of the Corporation in excess of $50,000,000. Such fee is computed weekly.

  The Contract also provides that if in any fiscal year of the Corporation the sum of the fee paid and payable to the Adviser for such year plus the operat-ing expenses, as defined, for such year exceeds 1 1/2% of the first $50,000,000 of the Corporation's average net assets, plus 1% of the Corpora-tion's average net assets in excess of $50,000,000, the Adviser will reimburse the Corporation for such excess, up to the amount of the fee received by the Adviser for such year. In the event the excess operating expenses are greater than the Adviser's fee for such year, the maximum amount payable by the Ad-viser would be the amount of the fee received, and there would be no carryforward or carryback of the unrecovered portion to any other period. There was no reduction in the fee in 1995.

NOTE 6--DIRECTORS' FEES

  One director of the Corporation is an officer and director of the Corpora-tion's investment adviser. Directors' fees and expenses in the amount of $38,095 have been paid in 1995 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

NOTE 7--QUARTERLY RESULTS OF OPERATIONS (Unaudited) (The per share data is based on the weighted average number of shares outstanding throughout each pe-
riod).

                                            FOR QUARTERS ENDED IN 1995
                                                      (UNAUDITED)
                                            (IN THOUSANDS EXCEPT PER SHARE
                                                       AMOUNTS)
                                           DEC. 31 SEPT. 30 JUNE 30 MARCH 31
                                           ------- -------- ------- --------
Total investment income                      $ 548  $  564 $  583   $  599
Net investment income                          289     283    311      303
Per share                                      .25     .24    .25      .25
Net realized and unrealized gain on
 investments                                 9,364  13,810 10,328   11,005
Per share                                     8.05   11.51   8.53     9.07

                                              FOR QUARTERS ENDED IN 1994
                                                      (UNAUDITED)
                                            (IN THOUSANDS EXCEPT PER SHARE
                                                       AMOUNTS)

                                           DEC. 31 SEPT. 30 JUNE 30 MARCH 31
                                           ------- -------- ------- --------
Total investment income                      $ 669  $  618 $  590   $  566
Net investment income                          398     389    366      328
Per share                                      .33     .32    .30      .27
Net realized and unrealized gain (loss) on
 investments                                   152   9,025  2,854   (9,375)
Per share                                      .18    7.36   2.32    (7.63)

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTE 8--FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period. This information was taken from the Corporation's financial statements except for market values which were the closing prices on the American Stock Exchange on the dates in-dicated.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                                        FOR YEARS ENDED DECEMBER 31
                                   ------------------------------------------
                                    1995     1994    1993     1992     1991
                                   -------  ------  -------  -------  -------
Net asset value at beginning of
 period                            $ 94.56  $95.06  $102.68  $104.89  $ 62.98
Net investment income (1)              .99    1.22     1.10     1.05     1.05
Net realized and unrealized gain
 (loss) on investments               37.16    2.23    (6.72)   (1.23)   43.86
Dividends from:
 Net investment income (2)           (1.01)  (1.22)   (1.10)   (1.05)   (1.07)
 Net realized gain on investments    (3.99)  (2.78)    (.90)    (.95)   (1.93)
                                   -------  ------  -------  -------  -------
 Total dividends                     (5.00)  (4.00)   (2.00)   (2.00)   (3.00)
                                   -------  ------  -------  -------  -------
Increase due to sale of Bergstrom
 stock under rights offering at
 more than net asset value                                       .09
Rights offering expenses charged
 to paid in capital                                             (.12)
Increase due to purchase of
 Bergstrom stock at less than net
 asset value                           .64     .05      --
                                   -------  ------  -------  -------  -------
Net asset value at end of period   $128.35  $94.56  $ 95.06  $102.68  $104.89
                                   =======  ======  =======  =======  =======
Market value per share at end of
 period                            $109.50  $84.88  $ 94.50  $132.13  $122.63
                                   =======  ======  =======  =======  =======
Total investment returns:
 Based on market value per share
  (3)                                 38.1%  (3.4)%  (25.1)%    10.1%   111.8%
 Based on net asset value per
  share (4)                           43.5%    5.6%   (3.8)%     1.1%    74.9%
Net assets at end of period (in
 millions)                         $   149  $  115  $   118  $   127  $   118
Ratio of expenses to average net
 assets                                .82%    .84%     .81%     .79%     .88%
Ratio of net investment income to
 average net assets                    .88%   1.29%    1.11%    1.08%    1.25%
Portfolio turnover rate              29.69%  25.58%   26.16%   13.55%   16.82%
Number of shares outstanding at
 end of period (in thousands)        1,164   1,213    1,237    1,238    1,125

(1) Based on average number of shares outstanding.

(2) Based on number of shares outstanding on record date.

(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains re-tained, which tax was paid on behalf of the Corporation's stockholders.

(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

--------------------------------------------------------------------------



BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       President
                               Cole Publishing, Inc.
                               Registered Representative
WILLIAM L. McQUEEN             Registered Investment AdviserRepresentative
President and Treasurer        Anderson & Strudwick Incorporated



NORMAN R. NIELSEN              C.H. WILLIAMS
Manager and Senior Member      Retired Banker
 of Research Staff
SRI International

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary


                               ELIZABETH C. HEDLUND
                               Assistant Secretary

        --------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION
505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302

--------------------------------------------------------------------------------
                     [LOGO OF RECYCLED PAPER APPEARS HERE]